UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2007

American Superconductor Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19672	04-2959321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Technology Drive, Westborough, MA	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 836-4200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On September 24, 2007, Terry M. Winter notified American Superconductor Corporation (the “Company”) of his intent to retire as Executive Vice President, Operations and as an employee of the Company within the next year. Mr. Winter also resigned as Corporate Secretary of the Company. Mr. Winter ceased serving as an executive officer of the Company as of September 24, 2007. David A. Henry, the Company’s Senior Vice President, Chief Financial Officer and Treasurer, was elected as Corporate Secretary by the Board of Directors on September 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: September 27, 2007	By:	/s/ David A. Henry
David A. Henry
Senior Vice President and Chief Financial Officer